UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 Or 15(d) of

The Securities Exchange Act of 1934

May 23, 2017

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 440 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 7.01.                                        Regulation FD Disclosure

On May 23, 2017, Daseke, Inc. (the “Company”) will post a new investor presentation titled “Daseke, Inc. — Consolidating North America’s Open Deck Transportation & Logistics Market” to the Company’s website at  investor.daseke.com.  The investor presentation may be viewed on the Company’s website by first selecting “Investors,” then “Events & Presentations.”  A copy of the investor presentation is also furnished herewith as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Investor Presentation titled “Daseke, Inc. — Consolidating North America’s Open Deck Transportation & Logistics Market,” dated May 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DASEKE, INC.

May 23, 2017	By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation titled “Daseke, Inc. — Consolidating North America’s Open Deck Transportation & Logistics Market,” dated May 2017.